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                              OAK INDUSTRIES INC.
                                  EXHIBIT 10M

                               SECOND AMENDMENT
                                      TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is entered into as of December 22, 1994, by and among OAK INDUSTRIES INC., a Delaware corporation (the "Company"), THE FIRST NATIONAL BANK OF BOSTON and NBD BANK, N.A. (each individually, a "Bank", and collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON, as Agent for the Banks under the Credit Agreement (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement referred to below.

     WHEREAS, the Company, the Bank and the Agent entered into that certain Amended and Restated Revolving Credit Agreement dated as of September 1, 1993 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, the Company has requested that the Bank consent to repayment by the Company of the entire outstanding balance of the Nordco Note; and

     WHEREAS, the Company, the Bank and the Agent desire to amend certain provisions of the Credit Agreement to, among other things, allow such repayment.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended, as of the date of this Amendment, (i) by deleting the definition "Nordco Payable" in its entirety, and (ii) by adding thereto, in the appropriate alphabetical order, the following new defined term:

        "Second Amendment Date" shall mean December 22, 1994."

     2. Section 5.7 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting such Section in its entirety and substituting the following therefor:

         "Section 5.7. The Nordco Note. The Company shall provide evidence to the Banks of the cancellation of the Nordco Note within thirty (30) Business Days after the
         Second Amendment Date."

     3. Section 7.8 of the Credit Agreement is hereby amended, as of the date of the Amendment, by deleting subsection (f) thereof in its entirety and substituting therefor the following:

         "(f) notwithstanding paragraph (h) of this section 7.8, Investments by the Company and its Subsidiaries in Oak Omega, Inc., Oak Crystal (Cayman), Ltd., McCoy (Cayman), Ltd. and Industrias McCoy de Venezuela, C.A. in an aggregate amount of up to $1,500,000;"

     4. The Credit Agreement is hereby amended, as of the date of this Amendment, by deleting the phrase "; or" appearing at the end of Section 8.1(j) thereof and substituting a period therefor; and by deleting Section 8.1(k) in its entirety.

     5. Except as expressly amended by this Amendment the Credit Agreement is in all respects ratified and confirmed and remains in full force and effect as of the date of this Amendment.

     IN WITNESS WHEREOF, parties have caused this Amendment to be executed by their duly authorized officers as of the date and year first above written.

                                         OAK INDUSTRIES INC.

                                         By:  /S/ THOMAS F. SHEEHAN
                                         Name:  Thomas F. Sheehan
                                         Title:  Vice President, Controller
                                                 & Treasurer


                                         THE FIRST NATIONAL BANK
                                          OF BOSTON

                                         By:  /S/ THOMAS F. FARLEY, JR.
                                         Name:  Thomas F. Farley, Jr.
                                         Title:  Vice President


                                         NBD BANK, B.A.

                                         By:  /S/ KARL I. BELL
                                         Name:  Karl I. Bell
                                         Title:  Vice President


                                         THE FIRST NATIONAL BANK
                                          OF BOSTON, as Agent

                                         By:  /S/ THOMAS F. FARLEY, JR
                                         Name:  Thomas F. Farley, Jr.
                                         Title:  Vice President